EATON VANCE GREATER CHINA GROWTH FUND

Supplement to Statutory Prospectus and

Statement of Additional Information (“SAI”) dated January 1, 2025 as may be supplemented and/or revised from time to time

1.	The following replaces “Portfolio Managers” under “Fund Summary” in the Fund’s statutory prospectus:

Portfolio Manager. The Fund is managed by Amay Hattangadi, CFA, Managing Director of MSIM Company, who has managed the Fund since October 1, 2021.

2.	The following replaces the tenth paragraph under “Management.” in “Management and Organization” in the Fund’s statutory prospectus:

Amay Hattangadi is the portfolio manager of the Fund. Mr. Hattangadi, Managing Director of MSIM Company, has been associated with the Sub-Adviser in an investment management capacity since 1997.

3.	The following replaces the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services” in the Fund’s SAI:
	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Amay Hattangadi
Registered Investment Companies(1)	7	$1,566.8	0	$0
Other Pooled Investment Vehicles	7	$1,410.4	0	$0
Other Accounts	9	$5,425.8	1	$17.1

(1) Includes the Fund.

The portfolio manager does not own any equity securities of the Fund as of the Fund’s most recent fiscal year ended August 31, 2024 nor in the Eaton Vance family of funds as of December 31, 2023.

March 24, 2025	48591-00 3.24.25